Exhibit 32.2

CERTIFICATION

I, Alan Campbell, Chief Financial Officer of Freescale Semiconductor, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	the quarterly report on Form 10-Q for the quarterly period ended September 26, 2008 (the “Quarterly Report”), which this statement accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and

(2)	information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of Freescale Semiconductor, Inc.

This certificate is being furnished solely for purposes of Section 906.

Dated: October 31, 2008

/s/ ALAN CAMPBELL
Alan Campbell
Chief Financial Officer, Freescale Semiconductor, Inc.

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